SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2004

GEO SPECIALTY CHEMICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	333-70011	34-1708689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

GEO Specialty Chemicals, Inc.

3201 Enterprise Parkway, Suite 490

Cleveland, Ohio 44122

(Address, including Zip Code, of Principal Executive Offices)

216-464-5564

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE.

On February 2, 2004, GEO issued the press release that is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release is hereby incorporated in this Item 9 by reference.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO SPECIALTY CHEMICALS, INC.

Date: February 2, 2004	By:	/s/ William P. Eckman
William P. Eckman, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated February 2, 2004.